AppFolio and Second Nature Announce Partnership to Enhance the Resident Experience New offering delivers convenience and benefits to residents while solving compliance and operational challenges for property managers Santa Barbara, CA and Raleigh, NC, April 17, 2025 — AppFolio (NASDAQ:APPF), a technology leader powering the future of the real estate industry, and Second Nature, a proptech company and leader in the resident experience, today announced a strategic partnership to enhance the resident experience for the millions of residents their customers serve. Through this partnership, AppFolio customers will have the ability to offer Second Nature’s suite of services within the AppFolio Stack™ partner ecosystem. By integrating Second Nature’s offered benefits, property managers can offer valuable programs including credit building, air filter delivery, pest control, rewards, and more. A standout example is Second Nature’s latest offering: Group Rate Internet, which provides residents with reliable, high-speed internet at a great rate. Upcoming findings from the AppFolio 2025 Renter Preferences Report reveal that 71% of renters say resident benefits are important when evaluating a new rental, but only 42% report they are currently available to them — providing a key opportunity for property managers to differentiate. Additionally, “better services or amenities” is among the top three reasons for moving, underscoring the value residents place on enhanced move-in and living experiences. With retention and occupancy top of mind for property managers, meeting — and exceeding — resident expectations is essential to winning in a crowded market. “In today’s competitive real estate environment, resident expectations have never been higher,” said Kyle Triplett, SVP, Product at AppFolio. “By partnering with Second Nature, we’re investing in the tools property managers need to exceed those expectations—streamlining operations while delivering unmatched resident satisfaction. This strategic move underscores our commitment to the resident journey as we continue to build the platform that powers the real estate industry.” “Our mission is to design, onboard, and power 'Triple Win Experiences' where residents win, investors win, and property managers win together. AppFolio and Second Nature coming together to integrate our offerings is a big step in replacing friction with effortless, exceptional experiences for all,” said Thad Tarkington, Founder and CEO at Second Nature. This partnership is the latest example of AppFolio’s commitment to delivering exceptional value to property managers and their residents. It complements FolioSpace™—a next-generation resident experience that redefines how property managers and renters connect throughout the entire resident journey—by introducing an additional suite of integrated services that simplify move-in and day-to-day living. AppFolio also recently teamed up with Zillow to streamline leasing, helping renters discover homes faster and property managers fill vacancies more efficiently. Alongside new capabilities in AppFolio Realm-X, which automate routine resident communications and other administrative tasks, these initiatives collectively empower property managers to focus on higher-impact work while offering a truly modern rental experience. About AppFolio

AppFolio is a technology leader powering the future of the real estate industry. Our innovative platform and trusted partnership enable our customers to connect communities, increase operational efficiency, and grow their business. For more information about AppFolio, visit appfolio.com. About Second Nature Second Nature is a leading resident experience platform powering resident onboarding, lease-enrolled services, and ancillary income for professional property managers. Dedicated to creating “Triple Win” outcomes for residents, investors, and property managers, Second Nature streamlines processes, enhances living experiences, and fosters stronger relationships in the long-term rental market. For more information about Second Nature, visit secondnature.com. For more information, please contact: AppFolio appfolio@missionnorth.com Second Nature triplewin@secondnature.com Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “future’” “predicts, “projects,” “target,” “seeks,” “contemplates,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release include statements relating to the potential benefits and effect of AppFolio’s partnership with Second Nature, the FolioSpace resident application, and the Realm-X services and their impact on AppFolio’s plans, objectives, expectations and capabilities. Forward-looking statements represent AppFolio’s current beliefs and expectations based on information currently available and speak only as of the date the statement is made. Forward-looking statements are subject to numerous known and unknown risks, uncertainties and other factors that may cause AppFolio’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks, uncertainties and other factors that may cause actual results, performance or achievements to materially differ from those expressed or implied by these forward-looking statements include AppFolio’s ability to successfully offer the Second Nature products within the AppFolio ecosystem and launch the FolioSpace resident application, AppFolio’s ability to implement its plans, objectives and expectations with respect to the Second Nature partnership, the FolioSpace resident application, and Realm-X, negative effects of the announcement of the Second Nature partnership on AppFolio’s business operations, operating results or share price as well as those risks, uncertainties and other factors described in the section entitled “Risk Factors” in AppFolio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 6, 2025, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in AppFolio’s most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as in its other filings with the SEC. You should read this press release with the understanding that AppFolio’s actual future results may be materially different from the results expressed or implied by these forward-looking statements.

AppFolio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.